UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

MIDERA FOOD PROCESSING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-43265	39-3886250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10275 West Higgins Road, Suite 300, Rosemont, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

(847) 857-6696

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MFP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with The Middleby Corporation

On July 6, 2026, The Middleby Corporation (“Middleby”) completed its spin-off of Midera Food Processing, Inc., a Delaware corporation (the “Company”), into a new, publicly traded company (the “Spin-off”). As a result of the Spin-off, Middleby has no ownership interest in the Company. The Company has entered into the following agreements with Middleby in connection with the Spin-off in order to govern the ongoing relationship between the Company and Middleby after the Spin-off and to facilitate an orderly transition.

Separation and Distribution Agreement

On July 5, 2026, the Company entered into a Separation and Distribution Agreement with Middleby (the “Separation Agreement”), that sets forth, among other things, the agreements between the Company and Middleby regarding the principal actions taken in connection with the Spin-off, including those related to the series of internal reorganization transactions that Middleby undertook prior to the Spin-off, pursuant to which the Company holds, through its subsidiaries, Middleby’s food processing business, and the distribution of 100% of the issued and outstanding shares of Company common stock to Middleby’s stockholders pursuant to the Spin-off. It also sets forth other agreements that govern certain aspects of the Company’s relationship with Middleby following the Spin-off. A summary of the Separation Agreement can be found in the Company’s Information Statement included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 22, 2026 (the “Information Statement”), under the section entitled “Certain Relationships and Related Transactions—Material Agreements with Middleby—The Separation and Distribution Agreement” which summary is incorporated herein by reference. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Tax Matters Agreement

On July 5, 2026, the Company entered into a Tax Matters Agreement with Middleby (the “Tax Matters Agreement”). The Tax Matters Agreement governs the Company’s and Middleby’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The foregoing description of the Tax Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Matters Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Employee Matters Agreement

On July 5, 2026, the Company entered into an Employee Matters Agreement with Middleby (the “Employee Matters Agreement”). The Employee Matters Agreement allocates liabilities and responsibilities relating to employment matters, employee compensation and benefit plans and programs and other related matters and governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each of the Company and Middleby, including the terms of equity-based awards granted by Middleby prior to the Spin-off. The Employee Matters Agreement also sets forth the general principles relating to employee matters with respect to both domestic and international employees, including with respect to collective bargaining agreements, allocation of assets and liabilities, workers’ compensation, payroll matters, regulatory filings, paid time off, commencing or continuing participation in employee benefit plans and the sharing of employee information, in each case as it relates to the Spin-off. The foregoing description of the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Intellectual Property Matters Agreement

On July 5, 2026, the Company entered into an Intellectual Property Matters Agreement with Middleby (the “Intellectual Property Matters Agreement”). The Intellectual Property Matters Agreement provides for, among other things, intellectual property cross-licenses, intellectual property ownership, sublicensing, prosecution, enforcement and other arrangements. The foregoing description of the Intellectual Property Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intellectual Property Matters Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Transition Services Agreement

On July 5, 2026, the Company entered into a Transition Services Agreement with Middleby (the “Transition Services Agreement”). Pursuant to the Transition Services Agreement, the Company and Middleby will each provide specified services, including information technology, payroll and benefits, accounting, finance, compliance and administrative activities, to the other on a transitional basis to help ensure an orderly transition following the Spin-off. The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

Immediately prior to the consummation of the Spin-off, the Company was a wholly-owned subsidiary of Middleby. Effective as of 12:01 a.m., Eastern Time, on July 6, 2026, Middleby completed the Spin-off through the distribution by Middleby of 100% of the issued and outstanding shares of Company common stock on a pro rata basis to the holders of Middleby common stock. Each Middleby stockholder received one share of Company common stock for every one share of Middleby common stock held of record as of 4:00 p.m., Central Time, on June 26, 2026.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of immediately prior to the consummation of the Spin-off, the following individuals are now serving as members of the Board of Directors of the Company (the “Board”) in the positions noted below:

Name	Position
Robert A. Nerbonne	Director and Chair of the Board
Mark M. Salman	Director and Chief Executive Officer
Carlos A. Fernandez Villena	Director
Timothy J. FitzGerald	Director
James T. Glerum, Jr.	Director
Brian M. Jacoby	Director
Cathy L. McCarthy	Director
Janet H. Zelenka	Director

Biographical information on each member of the Board can be found in the Information Statement under the section entitled “Management—Directors and Executive Officers Following the Spin-Off” which is incorporated into this Item 5.02 by reference.

Also, effective as of immediately prior to the consummation of the Spin-off, the committees of the Board were comprised of the following members:

Committee	Members
Audit Committee	Janet H. Zelenka (Chair)
Brian M. Jacoby
James T. Glerum, Jr.
Cathy L. McCarthy

Compensation Committee	Brian M. Jacoby (Chair)
Carlos A. Fernandez Villena
Robert A. Nerbonne
Janet H. Zelenka

Nominating and Corporate Governance Committee	Cathy L. McCarthy (Chair) Robert A. Nerbonne
James T. Glerum, Jr.

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation” which is incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Appointment of Certain Executive Officers

Effective as of immediately prior to the consummation of the Spin-off, the following individuals are now serving as executive officers of the Company in the positions noted below:

Name	Position
Mark M. Salman	Chief Executive Officer
Amy A. Campbell	Chief Financial Officer
Mark S. Bowie	Chief Operating Officer
Matthew R. Fuchsen	Chief Strategy Officer

The plans and programs in which the named executive officers of the Company may participate in at the Company are substantially similar to those plans and programs in which each named executive officer was eligible to participate in at Middleby prior to the Spin-off, as described in the Information Statement under the heading “Executive Compensation” which is incorporated into this Item 5.02 by reference. In addition, prior to the Spin-off, Mr. Salman and the Company entered into an employment agreement, the terms of which are further described in the Information Statement under the heading “Executive Compensation”. Further, in connection with the Spin-off and as described in the Information Statement under the heading “Executive Compensation”, the Company adopted, and the sole stockholder of the Company approved, The Midera Food Processing, Inc. 2026 Long-Term Incentive Plan, and the Company adopted the Midera Food Processing, Inc. Value Creation Incentive Plan and the Midera Food Processing, Inc. Executive Severance Plan. Summaries of the material features of these plans can be found in the Information Statement under the section entitled “Executive Compensation” and the foregoing descriptions of these plans (including Mr. Salman’s employment agreement) set forth under this Item 5.02 do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the forms of the plans, which are attached to the Company’s Registration Statement on Form 10 (File No. 001-43265) initially filed with the SEC on May 4, 2026, as amended by Amendment No. 1 as filed with the SEC on May 27, 2026, as Exhibit 10.5, Exhibit 10.11, Exhibit 10.12 and Exhibit 10.13, and are incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between any of the individuals listed above and any other persons pursuant to which such individuals were appointed to their respective positions. There are also no family relationships between such individuals and any director or executive officer of the Company. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 2, 2026, the certificate of incorporation, as amended, of the Company was amended and restated (the “Amended and Restated Certificate of Incorporation”). Effective as of July 2, 2026, the bylaws of the Company, as amended, were amended and restated (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Capital Stock” which is incorporated into this Item 5.03 by reference.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated into this Item 5.03 by reference, and the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated into this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Spin-off, the Board adopted a Code of Conduct. A copy of the Company’s Code of Conduct is available under the “Investors” section of the Company’s website at investors.midera.com. Except with respect to the Company’s Code of Conduct, information on the website is not deemed included or incorporated by reference into this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On July 6, 2026, the Company issued a press release announcing, among other things, the consummation of the Spin-off. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

3.1	Amended and Restated Certificate of Incorporation of Midera Food Processing, Inc. (effective as of July 2, 2026).

3.2	Amended and Restated Bylaws of Midera Food Processing, Inc. (effective as of July 2, 2026).

10.1	Tax Matters Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.2	Employee Matters Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.3	Intellectual Property Matters Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.4	Transition Services Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

99.1	Press Release, dated July 6, 2026, issued by Midera Food Processing, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDERA FOOD PROCESSING, INC.

Date: July 6, 2026	By:	/s/ Amy A. Campbell
Amy A. Campbell
Chief Financial Officer